Company Overview UBS Global Oil & Gas Conference 2019 John Rynd President and Chief Executive Officer May 21, 2019

FORWARD-LOOKING STATEMENTS UBS Global Oil & Gas Conference 2019 | Tidewater Inc. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater Inc. (the “Company”) notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation; the risk that the cost savings and any other synergies from the merger with GulfMark Offshore, Inc. (the “merger”) may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; the possibility of litigation (related to the merger); the diversion of management’s time from day-to-day operations by the merger; incurrence of substantial transaction-related costs associated with the merger; new accounting policies and our consolidation activities; volatility in worldwide energy demand and oil and gas prices, and continuing depressed levels of oil and gas prices without a clear indication of if, or when, prices will recover to a level to support renewed offshore exploration activities; fleet additions by competitors and industry overcapacity; our limited capital resources available to replenish our asset base, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers in the energy industry and the industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel construction and maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; the risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; the effects of asserted and unasserted claims and the extent of available insurance coverage; and the resolution of pending legal proceedings.

Tidewater Overview TDW $24.14 Market Cap $1 billion Based on 41 million shares and $0.001 warrants As of May 17, 2019 market close Founded 1955 Created the industry’s first Offshore Support Vessel Cash & Equiv $400 million Net Debt $39 million Vessel Fleet 241 Distributed across the globe, supporting all water depths Average Active Fleet Age 9.6 Years As of March 31, 2019 Debt Maturities ~$350 million senior secured notes due 2022 ~$90 million export credit backed debt amortizes over ~10 yrs. As of March 31, 2019 Average Fleet Age 10 Years Active Fleet 170 ~175,000 90 day avg trading volume UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Employees 5,500 globally

Peer Market Cap & Price Comparison Source: FactSet, NYSE, Oslo Bors and Company filings as of May 20, 2019 Note: Tidewater market cap based on common stock + Jones Act Warrants for total share count of 41.5 million Net Capitalization Equity Market Cap UBS Global Oil & Gas Conference 2019 | Tidewater Inc. % of Net Capitalization

The Largest OSV Owner Globally



Vessel Count (AHTS & PSVs)
as of March 31, 2019
Tidewater
Bourbon
Edison Chouest
Solstad
Swire
COSL
Hornbeck
SEACOR
Topaz
Harvey Gulf
Vroon
Avg. All Others
All Others (~2,400 total vessels for 500+ owners)
Tidewater 2019 fleet dry-dockings planned
0
50
100
150
200
250
214
OSVs
241
Total Fleet Incl. All Vessel Types

Source: IHS Petrodata, Tidewater, company disclosures

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UBS Global Oil & Gas Conference 2019 | Tidewater Inc.

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UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Note: Figures represent Tidewater active vessel fleet at March 31, 2019 Headquarters Area Operations Deepwater Towing/Supply Other The Most Geographically-Diverse OSV Operator Avg. Active Fleet Age 9.6 Years Active Fleet 170 Vessels Utilization 87.2% Utilization 76.8% Utilization 76.1% Utilization 80.6% Americas 39 North Sea & Mediterranean Sea 34 Utilization 84.1% Middle East & Asia Pacific 43 West Africa 54

High-Spec OSV Rates are Rising UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Source: Clarksons Platou Offshore, Tidewater

The North Sea – More Activity & Demand Improvements UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Source: Clarksons Platou Securities Rigs Utilization North Sea PSV Utilization by Size April 2019 …as long as reactivations are limited this season North Sea Contracted Floating Rigs 2014 to 2019

West African Rig Count Driving OSV Demand UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Rigs Utilization Vessels Source: Clarksons Platou Securities Active PSVs and Total Utilization 2014 to 2019 West Africa Rig Count by Type 2014 to 2019

Right-Sizing Our Fleet for Future Demand UBS Global Oil & Gas Conference 2019 | Tidewater Inc. OSV Demolitions & Removals PSV Utilization by Vessel Spec Category Source: Clarksons Platou Securities January 2019 Note: Tidewater Tier 1 vessels defined as higher-specification, recent vintage, marketable assets 38 OSVs sold or recycled by Tidewater in 2018 (18 recycled) 28 Tidewater OSVs sold or recycled as of May 2019 (out of 40 targeted by year end) 217 OSVs sold or recycled by Tidewater 2012 - 2018 (85 recycled) 26 Tier 1 Tidewater vessels staged for reactivation Demand improving for recent vintage, higher specification vessels

Vessel Reactivations Under Way for 2019 UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Avg. Cost for Reactivation per Vessel $1.4 million Approx. Associated Backlog (excl. options) $110 million Approx. Term (excl. options) 26 vessel years 10

Improved Identification of Cost Synergies Pro Forma G&A Profile 7 June 2018 Pro Forma G&A Profile Today UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Integration progressing extremely well with run-rate annual G&A expected to now approximate $87 million by year end 2019 Target run-rate G&A now below Tidewater’s stand alone Q3 2018 run-rate G&A synergies now approximate 140% of GulfMark’s standalone run rate Continue to evaluate further opportunities for synergies

Strategic Priorities Leadership in safety, compliance and operational excellence Protect and preserve strong liquidity position Efficient and complete realization of merger cost and operational synergies Rationalization of fleet and cost structure to provide scope for margin expansion in the upturn Focused on organic growth opportunities via vessel reactivations and additional M&A Deliver best-in-class shareholder returns UBS Global Oil & Gas Conference 2019 | Tidewater Inc.

Why you should own Tidewater A truly investable name in the offshore sector Operational Excellence Leading OSV Fleet Financial Strength An industry leader in safe operations The broadest operating footprint; leveraged to existing and developing markets Strong relationships with IOCs, NOCs and independents, globally Strong balance sheet with low leverage FCF neutral to positive in 2019 Prepared to fund vessel reactivations in a recovering market Positioned for growth through additional asset and corporate M&A The largest OSV fleet in the world, diversified to support any water depth Young, modern fleet with high-specification tonnage prepared for reactivation UBS Global Oil & Gas Conference 2019 | Tidewater Inc.

Appendix I – Reference

0.14 10 year average Safety Leadership Remains a First Priority Total Recordable Incident Rates 2007-2018 (per 200,000 Man Hours) TRIR = Sum of LTAs and Recordables x 200,000 divided by Man Hours Worked 0.0 1.0 0.5 0.0 1.0 0.5 0.12 2018 UBS Global Oil & Gas Conference 2019 | Tidewater Inc.

Vessel Utilization Trends Incrementally Improving Tidewater Fleet Utilization 2014 to 2019 YTD UBS Global Oil & Gas Conference 2019 | Tidewater Inc.

Vessel Average Day Rates Stable UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Average Day Rates by Vessel Class 2014 to Q1 2019 Notes: GulfMark fleet included as of Nov 15, 2018 Spike in Q1 2017 average deepwater rates due to lump sum early contract termination payment

Fleet Valuation UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Vessel Class Vessel Count NBV Average Age Avg NBV / Vessel   (in millions) (years) (in millions) Deepwater vessels PSVs > 3,800 DWT 57 $ 540.7 7.8 $ 9.5 PSVs < 3,800 DWT 59 $ 253.7 11.2 $ 4.3 Deepwater AHTS 19 $ 65.3 11.2 $ 3.4 135 $ 859.8 9.8 $ 6.4 Towing Supply Vessels 79 $ 197.6 11.0 $ 2.2 Other Vessels 27 $ 7.6 12 $ 0.3 Total - All Vessels 241 $ 1,058.4 10.4 $ 4.4 Vessel Net Book Value as of March 31, 2019

Oil Companies are Generating Record Cash Flow UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Top 30 E&P's with offshore output - FCF (pre & post dividends) vs capex* Source: Bloomberg, Clarksons Platou Securities AS *All metrics are trailing 12 months

Current Oil Prices are (so far) Still Economic for Offshore Projects UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Breakeven oil prices of discovered but undeveloped offshore resources Perspectives Nearly all offshore oil makes sense near current prices after fall in marginal production costs Here we look at discovered but undeveloped resources, i.e. the inventory of possible development projects 89% of discovered resources breakeven or better with 10% return below $60/bbl >50% breakeven or better with 10% return below $50/bbl Source: Rystad Energy, Clarksons Platou Securities AS

Working Rig Count is Improving UBS Global Oil & Gas Conference 2019 | Tidewater Inc. Incremental OSV demand and utilization improvements will be driven by an increase in the working rig count Jackup utilization continues to gradually improve Floater utilization anticipated to improve through 2019 and into 2020 445 Total working rigs as of May 20, 2019 24 306 115

Jackup Utilization is Growing; Floaters Will Drive Deepwater OSV Demand

PSV demand growth vs. Rig count growth (YoY)



15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
YoY growth
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
PSV demand growth
Rig count growth

Offshore rig count growth (YoY)



20%
10%
0%
-10%
-20%
-30%
-40%
Rig count growth YoY
7%
3%
-5%
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Total Rig Count
Jackups
Floaters

Jackups are growing at ~7%; it's floaters that are holding back demand

Source: Clarksons Research Services Ltd., Clarksons Platou Securities AS

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A Large Percentage of the Global Stacked Fleet Likely Uneconomic to Reactivate

…modern, high-specification PSVs have seen the most reactivations

1,000	~50%	400+
Est. global stacked fleet	out of service for >3 years	>15 years old and laid up >2 years


PSV/Supply 2-3,000 DWT - Global
120
100
80
60
40
20
-
Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19
No. Laid up
No. Of fleet >= 15 yrs that is laid up


AHTS 8-12,000 BHP - Global
140
120
100
80
60
40
20
-
Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19
No. Laid up
No. Of fleet >= 15 yrs that is laid up


PSV/Supply 4,000 DWT+ - Global
140
120
100
80
60
40
20
-
Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19
No. Laid up
No. Of fleet >= 15 yrs that is laid up


AHTS >16,000 BHP - Global
70
60
50
40
30
20
10
-
Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19
No. Laid up
No. Of fleet >= 15 yrs that is laid up

Source: Clarksons Platou Research and IHS Petrodata

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Newbuild Orders Not Likely to Significantly Impact Supply

Vessel type	Vessels	% China/India	Order date	Years from order date	Existing fleet	% of fleet on order	% on order ex. India/China	Average age	% of fleet >25 years old	Overdue survey
PSV +5,000 DWT	13	54 %	Aug-13	5.5	188	7 %	3 %	6	1 %	12 %
PSV 4-5,000 DWT	51	78 %	Dec-13	5.1	352	14 %	3 %	8	1 %	13 %
PSV 3-4,000 DWT	55	89 %	May-14	4.7	473	12 %	1 %	10	3 %	28 %
PSV 2-3,000 DWT	3	100 %	Dec-12	6.1	207	1 %	0 %	14	9 %	36 %
PSV <2,000 DWT	6	100 %	Jan-14	5.0	438	1 %	0 %	22	42 %	31 %
TOTAL PSV	**128**	**82 %**	**Jan-14**	**5.0**	**1 658**	**8 %**	**1 %**	**13**	**13 %**	**25 %**
AHTS 4-8,000 BHP	66	89 %	Dec-13	5.1	1 202	5 %	1 %	14	19 %	21 %
AHTS <4,000 BHP	1	100 %	Jan-15	4.1	113	1 %	0 %	33	74 %	36 %
TOTAL Small AHTS	**67**	**90 %**	**Dec-13**	**5.1**	**1 315**	**5 %**	**1 %**	**16**	**24 %**	**22 %**
TOTAL SUPPLY FLEET	**195**	**85 %**	**Jan-14**	**5.0**	**2 973**	**7 %**	**1 %**	**14**	**18 %**	**24 %**
AHTS >16,000 BHP	6	17 %	Nov-13	5.2	204	3 %	2 %	10	1 %	21 %
AHTS 12-16,000 BHP	14	79 %	Sep-14	4.4	197	7 %	2 %	14	15 %	22 %
AHTS 8-12,000 BHP	13	85 %	Nov-13	5.2	305	4 %	1 %	14	18 %	19 %
TOTAL Large AHTS	**33**	**70 %**	**Mar-14**	**4.8**	**706**	**5 %**	**1 %**	**13**	**13 %**	**20 %**

- High-spec orderbook now only ~1% of the existing fleet
- 85% of remaining orderbook in India/China; a meaningful portion of these vessels may never enter active service
- On average ordered in Jan-14, more than 5 years ago; typical delivery time is 18-36 months

Source: Clarksons Platou Securities AS

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OSV Second Hand Prices Appear to have Bottomed

...but transactions have been limited

PSV Resale Prices

as January 2019



80
70
60
50
40
30
20
10
0
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
PSV Resale, Medium, 700 m2 deck
PSV Resale, Medium, 800 m2 deck
PSV Resale, Large, 1,000 m2 deck

PSV Newbuilding Prices

as January 2019



80
70
60
50
40
30
20
10
0
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
PSV 3,200 dwt, European Yard, 500-750 m2 deck
PSV 4,500 dwt, European Yard, >900 m2 deck

Source: Clarksons Platou

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